Exhibit 10.2


                          SECURITIES EXCHANGE AGREEMENT

                  SECURITIES EXCHANGE AGREEMENT, dated November 15, 1999 (the "Agreement"), among GT Interactive Software Corp., a Delaware corporation (the "Company"), General Atlantic Partners 54, L.P., a Delaware limited partnership ("GAP LP"), and GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment" and, together with GAP LP, the "Stockholders").

         WHEREAS, the Stockholders own (both beneficially and of record) the number of shares of Series A Convertible Preferred Stock of the Company (the "Preferred Stock") and the principal amount of the Company's Subordinated Notes due July 29, 2000 (the "Subordinated Notes," and together with the Preferred Stock, the "Securities") as set forth on Schedule 1 hereto;

         WHEREAS, the Company, Infogrames Entertainment S.A. ("Infogrames") and California U.S. Holdings, Inc. ("Infogrames US") are entering concurrently into a Securities Purchase Agreement, dated as of November 15, 1999 (the "Purchase Agreement"), pursuant to which Infogrames has agreed to make a major capital investment in the Company; and

         WHEREAS, in connection with the Purchase Agreement, and as a condition to the willingness of Infogrames and Infogrames US to enter into the Purchase Agreement, the Company has agreed to issue to the Stockholders, and the Stockholders have agreed to accept, new securities in exchange for the Securities.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                  1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "By-laws" means the by-laws of the Company in effect on the Closing Date, as the same may be amended from time to time.

                  "Certificate  of  Incorporation"   means  the  Certificate  of
Incorporation of the Company, as the same may be amended from time to time.


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                  "Closing"  has the  meaning  set forth in Section  2.3 of this
Agreement.

                  "Closing Date" has the meaning set forth in Section 2.3 of this Agreement.

                  "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                  "Common Stock" means the common stock, par value $.01 per share, of the Company.

                  "Company" has the meaning set forth in the recitals to this Agreement.

                  "Condition  of  the  Company"  means  the  assets,   business,
properties, prospects, operations or financial condition of the Company and its Subsidiaries, taken as a whole.

                  "Contractual Obligations" means as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "GAP Coinvestment" has the meaning set forth in the recitals to this Agreement.

                  "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP, and any successor to such entity.

                  "GAP LP" has the meaning set forth in the recitals to this Agreement.

                  "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences), including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

                  "Notes" has the meaning set forth in Section 2.1 of this Agreement,

                  "Orders" has the meaning set forth in Section 3.2 of this Agreement.

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                  "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

                   "Registration Rights Agreement" means the Registration Rights Agreement dated as of February 22, 1999 among the Company and the Stockholders.

                  "Requirements of Law" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

                  "SEC Documents" means all registration statements, proxy statements, reports and other documents required to be filed by the Company under the Securities Act or the Exchange Act and all amendments or supplements thereto filed by the Company with the Commission since December 31, 1997.

                  "Securities" has the meaning set forth in the recitals to this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "Stockholders" has the meaning set forth in the recitals to this Agreement.

                  "Subsidiary" means, as of the relevant date of determination, with respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

                  "Transaction Documents" means this Agreement and the Notes.

                                   ARTICLE 2

                             EXCHANGE OF SECURITIES

                  2.1  Exchange  of   Securities.   Subject  to  the  terms  and
conditions herein set forth, the Company agrees to issue to each of the Stockholders, and each of the Stockholders agrees that it will acquire from the Company, on the Closing Date, the aggregate principal amount of senior subordinated convertible notes set forth opposite such Stockholder's name on
Schedule 2.1 hereto (all of such notes being referred to herein as the "Notes"), in exchange for the Securities, free and clear of all Liens.

                                       3

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                  2.2  Notes.  The  Notes  shall  be  substantially  in the form attached hereto as Exhibit A.

                  2.3 Closing. Subject to the satisfaction or waiver of the conditions set forth in Articles 5 and 6 below, the closing of the transactions contemplated by Section 2.1 (the "Closing") shall take place simultaneously with, and at the same location as, the closing under the Purchase Agreement (the "Closing Date"). On the Closing Date, the Company shall deliver to each Stockholder the Notes being acquired by such Stockholder, against delivery by such Stockholder to the Company of the certificate or certificates evidencing the Securities held by such Stockholder, each such certificate being duly endorsed in blank and accompanied by such stock powers and such other documents as may reasonably be necessary in the Company's judgment to transfer record ownership of the Securities.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Stockholders as follows:

                  3.1 Corporate Existence and Power. Each of the Company and its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is proposed to be, engaged, as described in the SEC Documents; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Condition of the Company; and (d) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

                  3.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the Notes and the transactions contemplated hereby and thereby (a) have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Certificate of Incorporation or the By-laws, or any certificate of incorporation or by-laws or other organizational documents of any of its Subsidiaries, except that the Certificate of Incorporation shall be amended to increase the number of authorized shares of Common Stock to permit the reservation of Common Stock issuable upon conversion of the Notes; (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Company or any of its Subsidiaries, or any Requirement of Law applicable to the Company or any of its Subsidiaries; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company or any of its Subsidiaries; except in the case of clauses (c) and (d) for violations, conflicts, breaches, contraventions or Liens which would not have a material adverse effect on the Condition of the Company or the ability of the Company to perform its obligations under this Agreement and each of the other Transaction Documents.

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                  3.3  Governmental  Authorization;  Third  Party  Consents.  No
approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, other than customary filings with the Commission for transactions of the type contemplated hereby, filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder and the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement and the Notes or the transactions contemplated hereby and thereby, except where the failure to obtain an approval, consent, compliance, exemption, authorization or other action or to make any filing would not have a material adverse effect on the Condition of the Company or the ability of the Company to perform its obligations under this Agreement or the Notes.

                  3.4 Binding Effect. This Agreement has been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery by the Stockholders, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity). Upon execution and delivery by the Company of the Notes, the Notes will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  3.5 Conversion. Subject to Section 7.3 of the Notes, the Company has reserved an aggregate of 12,500,000 shares of Common Stock for issuance upon conversion of the Notes. Subject to Section 7.3 of the Notes, the shares of Common Stock issuable upon conversion of the Notes in accordance with the terms of the Notes are duly authorized, and when issued to the Stockholders against payment therefor, will be validly issued, fully paid and non-assessable, and will be issued pursuant to an exemption from, or in compliance with the registration and qualification requirements of all applicable federal and state securities laws.

                  3.6 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by any such Person.

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                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDERS

                  Each of the Stockholders hereby represents and warrants (severally as to itself and not jointly) to the Company as follows:

                  4.1 Existence and Power. Such Stockholder (a) is a partnership duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has the requisite partnership power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

                  4.2 Authorization; No Contravention. The execution, delivery and performance by such Stockholder of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all necessary partnership action, (b) do not contravene the terms of such Stockholder's organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of such Stockholder, or any Requirement of Law or Orders applicable to such Stockholder.

                  4.3 Title. Such Stockholder is the owner (both beneficially and of record) of the shares of Preferred Stock and holds the principal amount of the Subordinated Notes as set forth opposite such Stockholder's name on
Schedule 1. Except to the extent resulting from the Equity Purchase and Voting Agreement (the "Voting Agreement") among the Stockholders, certain affiliates of the Stockholders and Infogrames, or for restrictions imposed by applicable securities laws, such Stockholder owns all of such Securities free and clear of all Liens. Such Stockholder has sole power of disposition with respect to all of such Securities. Upon the acquisition of the Securities pursuant to Article 2, the Company will receive good and valid title to the Securities, free and clear of all Liens, except for restrictions imposed by the applicable securities laws.

                  4.4 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Stockholder of this Agreement and each of the other Transaction Documents to which such Stockholder is a party or the transactions contemplated hereby and thereby.

                  4.5 Binding Effect. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

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                  4.6 Purchase for Own Account. The Notes to be acquired by such
Stockholder pursuant to this Agreement are being or will be acquired for its own account and with no intention of distributing or reselling such Notes or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Stockholder at all times to sell or otherwise dispose of all or any part of such Notes under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such
Stockholder's   property  being  at  all  times  within  its  control.  If  such
Stockholder should in the future decide to dispose of any of such Notes, such Stockholder understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. Such Stockholder agrees to the imprinting, so long as required by law, of legends on certificates representing all of its Notes and shares of Common Stock issuable upon conversion of its Notes to the following effect:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT AMONG GT INTERACTIVE
         SOFTWARE CORP. AND THE ORIGINAL PURCHASERS OF THE NOTES REPRESENTED HEREBY. TRANSFEREES OF SUCH SECURITIES SHOULD REVIEW SUCH AGREEMENT TO DETERMINE THEIR RIGHTS.

                  4.7 Restricted Securities. Such Stockholder understands that the Notes will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on such Stockholder's representations set forth herein.

                  4.8 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Stockholders, in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Stockholders or any action taken by the Stockholders.

                  4.9 Accredited Investors. Such Stockholder is an accredited investor within the meaning of Rule 501(a) under the Securities Act.

                  4.10 Transfer. On the date hereof, such Stockholder has no present intention to transfer such Stockholder's Notes to any Person that is not an affiliate of such Stockholder.

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                                   ARTICLE 5

                          CONDITIONS TO THE OBLIGATION
                          OF THE STOCKHOLDERS TO CLOSE

                  The obligation of the Stockholders to exchange the Securities for the Notes at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Stockholders of the following conditions on or before the Closing Date.

                  5.1 Purchase Agreement. The consummation of the transactions contemplated by the Purchase Agreement shall have occurred at or prior to the Closing.

                  5.2 Operation of Law. Consummation by the Company of the acquisition of the Preferred Stock in exchange for the Notes shall not violate
Section 160 of the General Corporation Law of the State of Delaware.

                  5.3 Notes. The Company shall be prepared to deliver to the Stockholders the principal amount of Notes set forth opposite such Stockholder's name on Schedule 2.1 hereto, registered in the name of such Stockholder, as applicable.

                  5.4   Subordination.   The   Stockholders,   the  Company  and
Infogrames US shall have entered into a Subordination Agreement in form and substance reasonably satisfactory to the Stockholders

                  5.5 Representations and Warranties. All of the representations and warranties of the Company contained in Article 3 hereof shall be true and correct in all material respects on the Closing Date, as if made by the Company on such date.

                                   ARTICLE 6

              CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE

                  The obligation of the Company to issue the Notes and the obligation of the Company to perform its other obligations hereunder, shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Closing Date:

                  6.1 Purchase Agreement. The consummation of the transactions contemplated by the Purchase Agreement shall have occurred at or prior to the Closing.

                  6.2 Operation of Law. Consummation by the Company of the acquisition of the Preferred Stock in exchange for the Notes shall not violate
Section 160 of the General Corporation Law of the State of Delaware.

                  6.3 Payment of Purchase Price. Each Stockholder shall be prepared to deliver the Securities.

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                  6.4 Representations and Warranties. All of the representations and warranties of the Stockholders contained in Article 4 hereof shall be true and correct in all material respects on the Closing Date, as if made by the Stockholders on such date.


                                   ARTICLE 7

                              AFFIRMATIVE COVENANTS

                  The Company hereby covenants and agrees with the Stockholders as follows:

                  7.1 No Disposition or Encumbrance of Securities. Each Stockholder hereby covenants and agrees that from the date hereof until the consummation of the transactions contemplated by the Purchase Agreement, except as contemplated by this Agreement, such Stockholder shall not, and shall not offer or agree to, sell, transfer, tender, assign, hypothecate or otherwise dispose of, or create or permit to exist any Lien with respect to, the Securities, except to the extent resulting from the Voting Agreement.

                  7.2 Financial Statements and Other Information. The Company shall deliver to each Stockholder at any time when the Company is not subject to
Section 13 or 15(d) of the Exchange Act, upon request of such Stockholder, information of the type that would satisfy the requirements of Rule 144(c)(2) and Rule 144A(d)(4)(i) (or any similar successor-provisions thereof) under the Securities Act.

                  7.3 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issue or delivery upon conversion of the Notes, the maximum number of shares of Common Stock that may be issuable or deliverable upon such conversion; provided, however, that to the extent the Company, as of the date hereof, has an insufficient number of authorized shares of Common Stock reserved for issuance upon conversion of the Notes, the Company shall use commercially reasonable efforts to take all actions necessary to increase and reserve for issuance such number of authorized shares of Common Stock as is equal to the maximum number of shares of Common Stock that may be issuable or deliverable upon conversion of the Notes, which actions shall include preparing, filing and mailing an information statement on Schedule 14C under the Securities Exchange Act of 1934 as soon as practicable. The Company shall issue all such shares of Common Stock in accordance with the terms of the Certificate of Incorporation, as amended, and otherwise comply with the terms hereof and thereof.

                  7.4 Registration and Listing. If any shares of Common Stock required to be reserved for purposes of conversion of the Notes require registration with or approval of any Governmental Authority under any Federal or state or other applicable law before such shares of Common Stock may be issued or delivered upon conversion, the Company will in good faith and as expeditiously as possible cause such shares of Common Stock to be duly registered or approved, as the case may be. The Stockholders will cooperate with the Company, as necessary, in preparing any documents or making any filings in connection with such registration or approval. So long as the Common Stock is quoted on The Nasdaq Stock Market, Inc. or listed on any national securities exchange, the Company will, if permitted by the rules of such system

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

or exchange, quote or list and keep quoted or listed on such system or exchange, upon official notice of issuance, all shares of Common Stock issuable or deliverable upon conversion or exchange of the Notes.

                  7.5 Amendment of Warrant Agreement. The Company and the Stockholders agree that the Warrant Agreement dated as of June 29, 1999 (the "Warrant Agreement") among the Company and the holders named therein shall be amended as follows:

                  (a) Section 4.3 of the Warrant Agreement shall be amended by adding the following sentence to the end of the first paragraph of such Section 4.3:

                       Notwithstanding any other provision of this Section 4.3, to the extent any adjustment would arise pursuant to this
                       Section 4.3 as a result of consummation of the transactions contemplated by the Securities Purchase Agreement dated as of November 15, 1999 by and among the Company, Infogrames Entertainment S.A. and California U.S. Holdings, Inc., the number of additional shares of Common Stock purchasable upon exercise of any Warrant due to such adjustment shall be equal to the product of
                       1.6610 and the increase in the number of shares of Common Stock purchasable upon exercise of the Warrants held by the Administrative Agent and the Lenders issued pursuant to the Warrant Agreement dated June 29, 1999 among the Company, the Administrative Agent and the Lenders.

                  (b)  The  third   sentence  of  Section  4.4  of  the  Warrant
                  Agreement shall be deleted in its entirety and substituting therefor the following:

                       Notwithstanding any other provision of this Section 4.4, the number of shares of Common Stock purchasable upon exercise of any Warrant shall not be adjusted pursuant to this Section 4.4 as a result of the issuance or sale of Common Stock in connection with: (a) a bona fide firm commitment underwritten public offering of Common Stock of the Company, (b) a transaction to which Section 4.1,
                       4.2 or 4.3 is applicable, (c) the exercise of the Warrants, the exercise of any other warrants issued by the Company prior to the date of this Agreement or the exercise of any warrants issued in connection with the Second Amendment, (d) a private placement of Common Stock of the Company sold for a cash purchase price not more than 10% below the Current Market Value of the Common Stock so sold in such private placement, (e) the exercise of rights or options issued to the Company's employees under bona fide employee benefit plans adopted by the Board and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this Section 4.4, and (f) to the extent any adjustment would arise pursuant to this Section 4.4 as a result of consummation of the transactions contemplated by the Securities Purchase Agreement dated as of November 15, 1999 by and among the Company, Infogrames Entertainment S.A. and California U.S. Holdings, Inc., the

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

                       number of additional shares of Common Stock purchasable upon exercise of any Warrant due to such adjustment shall be equal to the product of 1.6610 and the increase in the number of shares of Common Stock purchasable upon exercise of the Warrants held by the Administrative Agent and the Lenders issued pursuant to the Warrant Agreement dated June 29, 1999 among the Company, the Administrative Agent and the Lenders.

                  (c) Except as expressly amended pursuant to this Agreement, the Warrant Agreement is and shall continue to be in full force and effect in accordance with its terms.

                  7.6 Subordination. Each Stockholder agrees that the Short-Term Note (as defined in the Purchase Agreement) shall be deemed for all purposes of its respective Subordinated Note to be Senior Debt (as defined in the Subordinated Note), including without limitation with respect to rights and remedies of the holders of Senior Debt and the obligations of the Stockholders as they relate to Senior Debt.

                                   ARTICLE 8

                            TERMINATION OF AGREEMENT

                  8.1 Termination. This Agreement may be terminated prior to the Closing as follows:

                  (a) at any time on or prior to the Closing Date, by mutual written consent of the Company and the Stockholders; or

                  (b)  upon the termination of the Purchase Agreement; or

                  (c) at any time after September 30, 2000, by written notice of either party.

                  If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 8.2.

                  8.2 Survival. If this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect; except for the provisions of this Section 8.2; provided, that none of the parties hereto shall have any liability in respect of a termination of this Agreement pursuant to
Section 8.1(a) or Section 8.1(b); and provided, further, that none of the parties hereto shall have any liability for speculative, indirect, unforeseeable or consequential damages resulting from any legal action relating to this Agreement or any termination of this Agreement.

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

                                   ARTICLE 9

                                  MISCELLANEOUS

                  9.1   Survival  of   Representations   and   Warranties.   The
representations and warranties made herein shall survive the execution and delivery of this Agreement, notwithstanding any investigation made or information obtained by the other party but shall terminate at Closing except for those contained in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 4.1, 4.2, 4.3, 4.4 and
4.5 hereof and this Section 9.1 which shall survive beyond the Closing.

                  9.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  (a)      if to the Company, to:

                           GT Interactive Software Corp.
                           417 Fifth Avenue
                           New York, NY  10016
                           Telecopy:  (212)
                           Attention: Chief Executive Officer

                           with a copy to:

                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, New York  10022
                           Telecopy:  (212) 715-8000
                           Attention:  David P. Levin, Esq.

                  (b)      if to the Stockholders, to:

                           c/o General Atlantic Service Corporation
                           3 Pickwick Plaza
                           Greenwich, Connecticut 06830
                           Telecopy:  (203) 622-8818
                           Attention: William E. Ford

                           with a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York 10019-6064
                           Telecopy:  (212) 757-3990
                           Attention:  Matthew Nimetz, Esq.

                  All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by

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

courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  9.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, each of the Stockholders may assign any of its rights, but not its obligations, under this Agreement to any of its affiliates. The Company may not assign any of its rights under this Agreement without the written consent of the Stockholders. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                  9.4 Amendment and Waiver.

                  (a) No  failure  or delay on the  part of the  Company  or the
                      Stockholders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Stockholders at law, in equity or otherwise.

                  (b) Any  amendment,  supplement or  modification  of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Stockholders from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the Company and the Stockholders. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

                  9.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  9.6  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  9.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

                  9.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  9.9 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  9.10 Fees. Upon the Closing, the Company shall reimburse the Stockholders for their reasonable fees, disbursements and other charges of counsel incurred in connection with the transactions contemplated by this Agreement.

                  9.11 Publicity. Except as may be required by applicable Requirement of Law, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto (which approval shall not be unreasonably withheld); provided, however, that nothing in this Agreement shall restrict any Stockholder from disclosing information (a) that is already publicly available; (b) to the prospective transferee in connection with any contemplated transfer of any of the Notes; and (c) to its attorneys, accountants, consultants and other advisors to the extent necessary to obtain their services in connection with such Stockholder's investment in the Company. GAP LLC may disclose on its worldwide web page, www.gapartners.com, the name of the Company, its address, the identity of the Chief Executive Officer, a description of the Company's business and the aggregate dollar amount invested by the Stockholders in the Company; provided, that GAP LLC shall not disclose any information pertaining to the transactions contemplated under this Agreement or the Transaction Documents at any time prior to the publication of a press release by the Company. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

                  9.12 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person, and otherwise fulfilling, or causing the fulfillment of, the conditions to Closing set forth in Articles 5 and 6) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Agreement.

                  9.13 Registrable Securities. The parties hereby agree and acknowledge that all of the shares of Common Stock issuable upon conversion of the Notes constitute "Registrable Securities" within the meaning of the Registration Rights Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

                                  GT INTERACTIVE SOFTWARE CORP.


                                  By: /s/ THOMAS A. HEYMANN
                                     ---------------------------------
                                     Name:  Thomas A. Heymann
                                     Title: Chief Executive Officer


                                  GENERAL ATLANTIC PARTNERS 54, L.P.

                                  By:  GENERAL ATLANTIC PARTNERS, LLC,
                                       its General Partner

                                  By: /s/ WILLIAM E. FORD
                                     ---------------------------------
                                     Name:  William E. Ford
                                     Title: Managing Member


                                  GAP COINVESTMENT PARTNERS II, L.P.

                                  By: /s/ WILLIAM E. FORD
                                     ---------------------------------
                                     Name:  William E. Ford
                                     Title: General Partner